Statement of Additional Information Supplement	August 6, 2007
To the Statements of Additional Information for all Putnam Funds

1. Effective August 3, 2007, Marsh & McLennan Companies, Inc. transferred its ownership interest in Putnam Investment Management, LLC, its parent companies and affiliates to a wholly-owned subsidiary of Great West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company.

2. The first item in "Sales without sales charges, contingent deferred sales charges or short-term trading fees" in "HOW TO BUY SHARES--Sales Charges and Other Share Class Features--Retail Investors "is revised to read as follows: “(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;”

3. The section “Investor Servicing Agent” is revised to read:

Investor Servicing Agent

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. For Putnam Prime Money Market Fund, the fee paid to Putnam Investor Services is 0.01% per annum.

Certain dealers also receive payments from PFTC in recognition of services they provide to shareholders who invest in the fund or other Putnam funds through an omnibus account or to retirement plan participants who invest in the fund or other Putnam funds through their retirement plans. These services include sub-accounting and similar recordkeeping services. For purposes of this section the term “dealers” includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates. Payments by PFTC to dealers for sub-accounting services provided to participants in retirement plans and to shareholders who invest in the funds through an omnibus account may be determined on the basis of (i) the number of retirement plan participants that invest in the fund through such plans or the number of shareholders in such omnibus account, as applicable, or (ii) the assets of such plan invested in the funds or the assets held in such account, as applicable. Such payments are not expected to exceed (i) $16 or $19 (depending on whether the shares in which the retirement plan participant or shareholder invests are subject to a contingent deferred sales charge) per plan participant or shareholder for those payments determined on the basis of the number of retirement plan participants or shareholders or (ii) 0.10% or 0.13% (depending on whether the shares in which the retirement plan participant or shareholder invests are subject to a contingent deferred sales charge) of the total assets of such plan or in such account invested in the funds on an annual basis for those payments determined on the basis of assets held. PFTC also makes payments to dealers that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. The payments described in this paragraph are not expected to exceed 0.13% of the total assets of such shareholders or plan participants in the funds on an annual basis, except for payments to dealers for sub-accounting services that are based on the number of plan participants or shareholders where the average account size for that dealer causes the payment to exceed 0.13% of the total assets of such plan participants or shareholders in the funds on an annual basis. In addition, as described in the following paragraph, the payments to Mercer HR Services, LLC (“MHRS”) for sub-accounting, recordkeeping, retirement plan administration and other services are expected to exceed 0.13% of the total assets of plan participants or shareholders in the funds on an annual basis.

PFTC and its affiliates transferred their defined contribution plan administration business to MHRS, an affiliate of PFTC at the time, effective January 1, 2005. PFTC has agreed to pay MHRS approximately 0.296% of the average value of the assets in MHRS-administered plans invested in the funds on an annual basis in consideration of sub-accounting, recordkeeping, retirement plan administration and other services being provided to participants in MHRS-administered retirement plans with respect to their investments in the funds. In addition to these payments, PFTC’s affiliates may make payments to MHRS and its affiliates of the types, and up to the amounts, described below under the headings “Distribution Plans" and “Additional Dealer Payments.”